Exhibit 99.2

UNSECURED PROMISSORY NOTE

THIS UNSECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

ORBITAL ENERGY GROUP, INC.

UNSECURED PROMISSORY NOTE

DUE MAY 17, 2022

$1,090,000.00         Houston, Texas

Effective as of November 17, 2021

FOR VALUE RECEIVED, the undersigned, ORBITAL ENERGY GROUP, INC., a Colorado corporation (the “Borrower”), hereby promises to pay to Kurt A. Johnson, Jr. (together with any successors or assigns as holder of the Debt described herein, the “Holder”) or his permitted registered successors and assigns, the principal sum of One Million Ninety Thousand and No/100 Dollars ($1,090,000.00) (such amount of principal and accrued interest hereunder is, collectively, the “Debt”), on May 17, 2022 (the “Maturity Date”), together with all accrued and unpaid interest thereon from time to time as provided herein.

1.    Purchase Agreement. This Unsecured Promissory Note (this “Note”) is one of three (3) unsecured promissory notes (each a “Closing Note”, and collectively, the “Closing Notes”) issued by the Borrower, pursuant to the Membership Unit Purchase Agreement, dated as of November 17, 2021 (the “Purchase Agreement”), by and among the Borrower, the Holder, and Tidal Power Group LLC, a Texas limited liability company, in respect of the purchase by the Borrower of all of the equity interests of Front Line Power Construction, LLC, a Texas limited liability company (the “Company”), and is subject to the terms thereof. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Purchase Agreement or, as indicated herein, in that certain Credit Agreement, including all exhibits and schedules thereto, dated as of November 17, 2021, by and among the lenders from time to time party thereto (the “Senior Creditors”), the Borrower, the Company, the Guarantors, the other Subsidiaries party thereto, and Alter Domus (US) LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for each of the Lenders (the “Agent”) (as amended, restated, supplemented, replaced or refinanced or otherwise modified from time to time, the “Credit Agreement”).

2.    Interest. The Borrower promises to pay simple interest (“Interest”) on the principal amount of this Note at the rate of 6% per annum, which Interest shall be due and payable at such time that the principal amount of this Note becomes due and payable on the Maturity Date. If any Holder shall receive more than its pro rata share of any payments made by the Borrower towards the Closing Notes, such Holder shall hold such amount in trust for the Holders receiving less than their respective share of such payment and will pay such amount over to such other Holders. All Interest on this Note shall (a) accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest in full, and (b) be computed on the basis of a 365 (or 366) day year for the actual number of days elapsed.

3.    Optional Prepayment. Upon not less than five (5) days’ written notice given to the Holder, the Borrower, at its option, may prepay all or any portion of the principal amount of this Note or any accrued Interest at any time without fee, premium or penalty, by paying such amount to the Holder. All optional prepayments under this Section 3 shall be applied first to any accrued and unpaid Interest and thereafter to principal. If the Borrower elects to prepay all or any portion of one Closing Note without making an election to prepay all Closing Notes in the same pro rata amount, such election shall nevertheless be deemed to be an election to prepay all Closing Notes pro rata and any Holder that receives more than its pro rata share of any prepayments made by the Borrower towards the Closing Notes shall hold such amount in trust for the Holders receiving less than their respective pro rata share of such payment and will pay such amount over to such other Holders.

4.    Amendment. No amendment of any provision of this Note shall be effective, unless the same shall be in writing and signed by the Borrower and the Holder. Except as otherwise expressly set forth herein, any failure of the Borrower to comply with any provision hereof may only be waived in writing by the Holder, and any failure of the Holder to comply with any provision hereof may only be waived in writing by the Borrower. No such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Note or default by any other party shall constitute a waiver of such party’s right to enforce any provision hereof or to take any such action.

5.    Defaults and Remedies.

(a)    Events of Default. An “Event of Default” shall occur if:

(i)    the Borrower shall default in the payment of the principal of or any Interest in respect of the Debt, when and as the same shall become due and payable; or

(ii)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Borrower or any of its Subsidiaries, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended (the “Bankruptcy Code”), or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries, or for a substantial part of its property or assets, or (C) the winding up or liquidation of the Borrower or any of its Subsidiaries; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

(iii)    the Borrower or any of its Subsidiaries shall (A) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (ii) of this Section 5(a), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries, or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability, or fail generally to pay its debts as they become due, or (G) take any action for the purpose of effecting any of the foregoing; or

(iv)    a default, breach or violation in the observance or performance of any covenant or agreement contained this Note or the Purchase Agreement shall have occurred and not be cured within ten (10) days after the Borrower receives written notice thereof from the Holder; or

(v)    without the prior written consent of the Holder, (A) a sale, assignment or other transfer, direct or indirect, in one or more transactions of more than 50% of the capital stock or of all or substantially all of the assets of the Borrower to any Person, (B) a merger or consolidation of the Borrower with any other entity, (C) the Borrower takes any action to liquidate, wind up its affairs or terminate its existence, or (D) the Borrower takes any action to sell or transfer more than 50% of the capital stock of the Company, sell or transfer all or substantially all of the assets of the Company, merge or consolidate the Company with or into any Person, or terminate the existence of the Company; or

(vi)    any default under the Credit Agreement or any other document related to the Obligations (as defined in the Credit Agreement) or other event pursuant to which the Senior Creditors or the Agent have the right to accelerate the Obligations (as defined in the Credit Agreement) or foreclose upon any security interest securing the Obligations (as defined in the Credit Agreement), which default is not then subject to a valid and subsisting waiver by the lenders or the Agent on behalf of the lenders under the Obligations (as defined in the Credit Agreement).

(b)    Acceleration. If an Event of Default occurs and is continuing beyond the applicable notice and cure period stated in Section 5(a) above, the Holder may declare the entire principal of and accrued and unpaid Interest on this Note to be immediately due and payable. Upon such declaration, such principal and Interest shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal or Interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree.

6.    [Intentionally Deleted – Reserved].

7.    Suits for Enforcement.

(a)    Upon the occurrence of any one or more Events of Default, the Holder may seek to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and may seek to enforce the payment of the Debt, or to enforce any other legal or equitable right of the Holder.

(b)    Upon the occurrence of any one or more Events of Default, the Borrower will pay to the Holder such amounts as shall be sufficient to cover the reasonable costs and expenses of the Holder due to such default, including the reasonable fees and expenses of one counsel for the Holder.

8.    Remedies Cumulative. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

9.    Offset. The Borrower’s obligations to make any payment in respect of this Note, at any time and from time to time, are subject to set off against any payment obligations of the Holder (notwithstanding any assignment of this Note pursuant to Section 10) as set forth in Section 6.08 of the Purchase Agreement.

10.    Assignment. The term “Holder” as used herein shall also include any permitted registered assign of this Note or any portion of the Debt. Each such assignee acknowledges that this Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may be assigned only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act. This Note and any portion of the Debt may be transferred or assigned by the Holder without the Borrower’s prior written consent; provided, however, that until all Obligations (as defined in the Credit Agreement) have been paid in full, the Borrower shall notify the Agent of any such transfer or assignment and any such assignee or transferee shall agree in writing to be bound by the terms and conditions of this Note as a condition to any such assignment or transfer. The Borrower shall maintain at one of its offices a copy of each assignment and a register (the “Register”) for the recordation of (i) the names and addresses of the Holders of this Note and the Debt, and (ii) the amount of principal, interest and other amounts due and payable or to become due and payable in respect of the Debt that are owing and that have been paid. The Borrower and the Holders may treat as the Holder the Person whose name is recorded in the Register as such.

11.    Replacement of Note. On receipt by the Borrower of an affidavit of the Holder, in form and substance reasonably satisfactory to the Borrower, stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at the Holder’s expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity, sufficient in the reasonable judgment of the Borrower, to protect the Borrower from any loss which it may suffer if a lost, stolen or destroyed Note is replaced.

12.    Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

13.    Notices. All notices, demands and other communications provided for or permitted hereunder shall be delivered to the Borrower, the Holder and the Agent at their respective addresses or electronic mail addresses set forth on the signature pages of this Note. Each notice hereunder shall be in writing and may be personally served or sent by electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of electronic mail (with evidence of delivery), or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to the Agent shall be effective until received by the Agent.

14.    GOVERNING LAW. THIS NOTE AND THE DEBT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

15.    WAIVER OF JURY TRIAL. EACH PARTY TO THIS NOTE AND EACH HOLDER (WHETHER OR NOT A PARTY) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BROUGHT PURSUANT TO THIS NOTE. EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

16.    SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS NOTE SHALL BE BROUGHT IN THE TEXAS STATE COURT LOCATED IN HARRIS COUNTY, TEXAS, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, AND EACH PARTY HERETO HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH ON ITS SIGNATURE PAGE TO THIS NOTE. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

17.    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

18.    Third Party Beneficiaries. There are no third-party beneficiaries of this Note, except as otherwise provided in Section 6 hereof.

19.    Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

20.    Conflict. This Note is made expressly subject to the terms of the Purchase Agreement. In the event of a conflict between this Note and the Purchase Agreement, the terms of the Purchase Agreement shall govern (except with respect to Section 6 hereof, which shall govern and control with respect to the subject matter thereof notwithstanding anything to the contrary or otherwise in conflict with the terms thereof contained in the Purchase Agreement).

[Remainder of Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first above written.

ORBITAL ENERGY GROUP, INC.,

a Colorado corporation

By: /s/ William J. Clough

Name: William J. Clough

Title: Chief Legal Officer

Address:       Orbital Energy Group, Inc.

1924 Aldine Western Road
Houston, Texas 77038
Attn: William Clough
Email: [redacted]